UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2003

PROVIDENT FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-28304 (File number)	33-0704889 (I.R.S. Employer Identification No.)

3756 Central Avenue, Riverside, California (Address of principal executive office)		92506 (Zip Code)

Registrant's telephone number, including area code:  (909) 686-6060

(Former name or former address, if changed since last report)

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Item 5. OTHER EVENTS.

            Provident Financial Holdings, Inc. (the "Corporation") announced today that the Corporation will join the Russell 3000® Index when the broad-market index is reconstituted June 30th, according to a preliminary list of additions issued by Frank Russell Company. Index membership will go into effect July 1st, and will remain in place for one year. Membership in the Russell 3000 means automatic inclusion in either the large-cap Russell 1000® Index or small-cap Russell 2000® Index.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c)        Exhibits

                    99.1        Corporation's press release dated June 16, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2003                                Provident Financial Holdings, Inc.

                                                                /s/ Craig G. Blunden

                                                                Craig G. Blunden
                                                                Chairman, President and Chief Executive Officer
                                                                (Principal Executive Officer)

                                                                /s/ Donavon P. Ternes

                                                                Donavon P. Ternes
                                                                Chief Financial Officer
                                                                (Principal Financial and Accounting Officer)

1

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Exhibit 99.1

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3756 Central Avenue                                                                        NEWS RELEASE
Riverside, CA  92506

Provident Financial Holdings, Inc. slated to join Russell 3000® Index

            Riverside, California, June 16, 2003 - Provident Financial Holdings, Inc. (NASDAQ/PROV) announced today that the Corporation will join the Russell 3000® Index when the broad-market index is reconstituted June 30th, according to a preliminary list of additions issued by Frank Russell Company. Index membership will go into effect July 1st, and will remain in place for one year. Membership in the Russell 3000 means automatic inclusion in either the large-cap Russell 1000® Index or small-cap Russell 2000® Index.
            Membership in Russell's 21 U.S. equity indexes is determined primarily by market capitalization rankings and style attributes. Russell indexes are widely used by managers for index funds and as benchmarks for both passive and active investment strategies. About $250 billion is invested in index funds based on Russell's indexes and an additional $850 billion is benchmarked to them. Investment managers who oversee these funds purchase shares of member stocks according to that company's weighting in the particular index.
            Annual reconstitution of the Russell indexes captures the 3,000 largest U.S. stocks as of the end of May, ranking them by total market capitalization to create the Russell 3000. The largest 1,000 companies in the ranking comprise the Russell 1000 Index while the remaining 2,000 companies become the widely used Russell 2000 Index. For more information, go to www.russell.com.
            Provident Financial Holdings, Inc. is the holding company of Provident Savings Bank F.S.B. (the Bank), a federally chartered savings bank. The Bank is a financial services company committed to serving consumers and small to mid-sized businesses in the Inland Empire region of Southern California. The Bank conducts its business

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operations as Provident Bank, Provident Bank Mortgage and through its subsidiary, Provident Financial Corp. Business activities consist of community banking, mortgage banking, investment services and real estate operations. For more information, go to www.myprovident.com and click on our newly implemented Investor Relations section.

Forward-looking Statement

Certain matters in this Press Release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements relate to, among others, expectations of the business environment in which the Corporation operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Corporation's mission and vision. These forward-looking statements are based upon current management expectations, and may, therefore, involve risks and uncertainties. The Corporation's actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward looking statements due to a wide range of factors including, but not limited to, the general business environment, interest rates, the California real estate market, competitive conditions between banks and non-bank financial services providers, regulatory changes, and other risks detailed in the Corporation's reports filed with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended June 30, 2002. Forward-looking statements are effective only as of the date that they are made and Provident Financial Holdings, Inc. assumes no obligation to update this information.

Contacts:    Craig G. Blunden                                             Donavon P. Ternes
                  Chairman, President & CEO                            Chief Financial Officer